UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 30, 2008

CNX GAS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32723 (Commission File Number)	20-3170639 (IRS Employer Identification No.)

5 Penn Center West, Suite 401 Pittsburgh, Pennsylvania (Address of principal executive offices)	15276 (Zip code)
Registrant’s telephone number, including area code:
(412) 200-6700
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Separation Arrangement
     On April 30, 2008, CNX Gas Corporation entered into a separation agreement (the “Separation Agreement”) with its former Chief Financial Officer, Mark D. Gibbons. The Separation Agreement provides for the payment to Mr. Gibbons of a lump sum amount equal to nine months of his base salary and other customary terms.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNX GAS CORPORATION
By:	/s/ Nicholas J. DeIuliis
Nicholas J. DeIuliis,
President and Chief Executive Officer

Dated: May 6, 2008